Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nova Minerals Corp (the “Company”) on Form 10-Q for the period ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher Gerteisen, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2026

/s/ Christopher Gerteisen
Christopher Gerteisen
Chief Executive Officer and President
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Nova Minerals Corp and will be retained by Nova Minerals Corp and furnished to the Securities and Exchange Commission or its staff upon request.